UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ORAMED PHARMACEUTICALS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ORAMED PHARMACEUTICALS INC.

Hi-Tech Park 2/4 Givat Ram

PO Box 39098

Jerusalem, Israel 91390

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2015

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Oramed Pharmaceuticals Inc. (the “Company,” “we,” “us,” or “our”). The Annual Meeting will be held at the offices of Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019, on August 11, 2015, at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.	To re-elect six directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the 2015 fiscal year; and

3.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on June 29, 2015, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponement thereof.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, as promptly as possible. If you attend the Annual Meeting, you may withdraw the proxy and vote in person. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call + 972-2-566-0001. You may also find directions at http://www.oramed.com/investors/governance-documents/annual-shareholder-meeting.

By Order of the Board of Directors, Nadav Kidron President, Chief Executive Officer and a Director

Jerusalem, Israel

July 7, 2015

PROXY STATEMENT

OF

ORAMED PHARMACEUTICALS INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2015

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Oramed Pharmaceuticals Inc. (the “Company,” “we,” “us,” or “our”), for use at the Annual Meeting of Stockholders to be held on August 11, 2015, at 11:00 a.m. (Eastern time) (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019. We intend to first mail this proxy statement and our annual report to stockholders (the “Annual Report”) for the fiscal year ended August 31, 2014 (“Fiscal 2014”), as well as the enclosed proxy card, on or about July 7, 2015, to all stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement, proxy card, and Annual Report are also available at

http://www.oramed.com/investors/governance-documents/annual-shareholder-meeting

Stockholders may also obtain additional paper or e-mail copies of these materials by writing to Oramed Pharmaceuticals Inc., Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem 91390, Israel, attention: Secretary, or by sending an e-mail to yifat@oramed.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the Annual Report, as well as the enclosed proxy card, because our Board is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held on Tuesday, August 11, 2015, at 11:00 a.m. (Eastern time) at the offices of Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Website addresses included in this proxy statement are textual references only, and the information in any website is not incorporated by reference into this proxy statement.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 29, 2015, will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on June 29, 2015, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Similar Organization

If on June 29, 2015, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account or its agent is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The matters scheduled for a vote at the Annual Meeting are:

●	the re-election of six directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal; and

●	the ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited (the “Independent Auditors”), as the independent registered public accounting firm of the Company for the 2015 fiscal year.

Our Board unanimously recommends that you vote FOR both of the above proposals.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting, where a ballot will be made available to you. Directions to attend the Annual Meeting where you may vote in person can be found at: http://www.oramed.com/investors/governance-documents/annual-shareholder-meeting.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us no less than 24 hours before the Annual Meeting, we will vote your shares as you direct. The chairman of the Annual Meeting may, at his or her discretion, decide to accept proxy cards even if received less than 24 hours before the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Similar Organization

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, or other agent, provided that your broker, bank, or other agent makes telephone or Internet voting available. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of the close of business on June 29, 2015.

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What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” with respect to Proposals 1 and 2. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered “routine” under applicable rules on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as “broker non-votes.” Proposal 2 at the Annual Meeting is considered a discretionary item.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a written notice that you are revoking your proxy to our Secretary at Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, 91390, Israel; or

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Against” and “Abstain” with respect to Proposals 1 and 2.

How many votes are needed to approve each proposal?

The approval of Proposals 1 and 2 require the vote of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Other than for the purpose of establishing a quorum, as discussed in the following paragraph, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon, while abstentions will have the same effect as a vote against such matters.

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What is the quorum requirement?

The holders of at least one third (1/3) of the common stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting for the transaction of business. As of June 29, 2015, there were 11,550,846 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders entitled to vote thereat, present in person or by proxy, have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting. At such adjourned Annual Meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 29, 2015 by: (1) each person who is known by us to own beneficially more than 5% of our common stock; (2) each director nominee; (3) each of our Named Executive Officers listed below under “Compensation of Executive Officers and Directors-Summary Compensation Table”; and (4) all of our directors and executive officers as a group. On such date, we had 11,550,846 shares of common stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following June 29, 2015. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, (1) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity and (2) the address of each of the individuals named below is: c/o Oramed Pharmaceuticals Inc., Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem 91390, Israel.

Name and Address of Beneficial Owner	Number of Shares		Percentage of Shares Beneficially Owned
Regals Fund LP
767 Fifth Ave.
New York, NY 10153	1,453,637	(1)	12.0%
Guangxi Wuzhou Pharmaceutical (Group) Co., Ltd.
1# Industrial Road, Wuzhou Industrial Park
Wuzhou City, Guangxi Province, 543000	696,378	(2)	6.0%
Nadav Kidron #+	1,163,723	(3)	9.8%
Miriam Kidron #+	399,025	(4)	3.4%
Leonard Sank #	571,435	(5)	4.9%
Harold Jacob #	61,512	(6)	*
Michael Berelowitz #	34,712	(7)	*
Gerald Ostrov #	35,812	(8)	*
Yifat Zommer +	97,664	(9)	*
Joshua Hexter +	77,000	(10)	*
All current executive officers and directors, as a group (eight persons)	2,440,883	(11)	19.5%

*	Less than 1%
#	Director
+	Named Executive Officer

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(1)	Includes warrants to purchase 557,274 shares of common stock. Regals Capital Management LP is the investment manager of Regals Fund LP, the owner of record of these shares of common stock. Mr. David M. Slager is the managing member of the general partner of Regals Capital Management LP. All investment decisions are made by Mr. Slager, and thus the power to vote or direct the votes of these shares of common stock, as well as the power to dispose or direct the disposition of such shares of common stock is held by Mr. Slager through Regals Capital Management LP. The foregoing is based on information known to the Company.

(2)	Consists of 696,378 shares of common stock issued pursuant to a Stock Purchase Agreement entered into by the Company and between Guangxi Wuzhou Pharmaceutical (Group) Co., Ltd.

(3)	Includes 263,134 shares of common stock issuable upon the exercise of outstanding stock options and 33,077 issuable upon the settlement of restricted stock units (“RSUs”).

(4)	Includes 263,134 shares of common stock issuable upon the exercise of outstanding stock options and 33,077 issuable upon the settlement of RSUs.

(5)	Includes: (a) 243,000 shares of common stock and warrants to purchase 23,265 shares of common stock held by Mr. Sank, (b) 78,125 shares of common stock and a warrant to purchase 27,344 shares of common stock held by Mr. Sank’s wife, (c) 58,094 shares of common stock issuable to Mr. Sank upon the exercise of outstanding stock options, (d) 138,889 shares of common stock owned by a company wholly owned by a trust of which Mr. Sank is a trustee and (e) 2,718 issued upon the settlement of RSUs. Mr. Sank disclaims beneficial ownership of the securities referenced in (b) and (d) above. The foregoing is based on a Schedule 13D filed by Mr. Sank on December 15, 2014.

(6)	Includes 700 shares of common stock indirectly acquired through a corporation wholly-owned by Mr. Jacob, 58,094 shares of common stock issuable upon the exercise of outstanding stock options.

(7)	Includes 31,994 shares of common stock issuable upon the exercise of outstanding stock options.

(8)	Includes 33,094 shares of common stock issuable upon the exercise of outstanding stock options.

(9)	Includes 84,084 shares of common stock issuable upon the exercise of outstanding stock options and 3,880 issuable upon the settlement of RSUs.

(10)	Consists of common stock issuable upon the exercise of outstanding stock options.

(11)	Includes 989,271 shares of common stock issuable upon the exercise of options or the settlement of RSUs beneficially owned by the referenced persons.

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PROPOSAL 1:

RE-ELECTION OF DIRECTORS

The number of directors comprising our Board is currently set at six and our Board is presently composed of six members, who are listed below, along with additional information about each of them. Vacancies on our Board may be filled by persons elected by a majority of our remaining directors. A director elected by our Board to fill a vacancy (including any vacancy created by an increase in the number of directors) shall serve until the next meeting of stockholders at which the election of directors is considered and until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

Each nominee is currently a director of the Company. If re-elected at the Annual Meeting, each of the nominees below would serve until our 2016 Annual Meeting of Stockholders, and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and entitled to vote on Proposal 1 is required for the re-election of each director nominee.

The Board unanimously recommends that you vote “FOR” all of the nominees listed below.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The name and age of each of the six director nominees and of our executive officers, his or her position with us and the period during which such person has served as a director or officer of the Company are set forth below.

Name	Age	Position	Serving Since
Nadav Kidron	41	President, Chief Executive Officer and Director	2006
Miriam Kidron	74	Chief Medical and Technology Officer and Director	2006
Leonard Sank	50	Director	2007
Harold Jacob	61	Director	2008
Michael Berelowitz	71	Director and Chairman of the Scientific Advisory Board	2010/2011
Gerald Ostrov	65	Director	2012
Yifat Zommer	41	Chief Financial Officer, Treasurer and Secretary	2009
Joshua Hexter	44	Chief Operating Officer and VP Business Development	2013

Dr. Miriam Kidron is Mr. Nadav Kidron’s mother. There are no other directors or officers of the Company who are related by blood or marriage.

Biographical Summaries of Nominees for the Board and Executive Officers

The following is a brief account of the education and business experience during at least the past five years of each director nominee and of our executive officers who are not also directors, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Mr. Nadav Kidron was appointed President, Chief Executive Officer and director in March 2006. He is also a director of Entera Bio LTD (of which the Company owns 2.3% of the outstanding shares). In 2009, he was a fellow at the Merage Foundation for U.S.-Israel Trade Programs for executives in the life sciences field. From 2003 to 2006, he was the managing director of the Institute of Advanced Jewish Studies at Bar Ilan University. From 2001 to 2003, he was a legal intern at Wine, Mishaiker & Ernstoff Law Offices in Jerusalem, Israel. Mr. Kidron holds an LL.B. and an International MBA from Bar Ilan University, Israel, and is a member of the Israel Bar Association.

We believe that Mr. Kidron’s qualifications to serve on our Board include his familiarity with the Company as its founder, his experience in capital markets, as well as his knowledge and familiarity with corporate management.

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Dr. Miriam Kidron was appointed Chief Medical and Technology Officer and director in March 2006. Dr. Kidron is a pharmacologist and a biochemist with a Ph.D. in biochemistry. From 1990 to 2007, Dr. Kidron was a senior researcher in the Diabetes Unit at Hadassah University Hospital in Jerusalem, Israel. During 2003 and 2004, Dr. Kidron served as a consultant to Emisphere Technologies Inc., a company that specializes in developing broad-based proprietary drug delivery platforms. Dr. Kidron was formerly a visiting professor at the Medical School at the University of Toronto (Canada), and is a member of the American, European and Israeli Diabetes Associations. Dr. Kidron is a recipient of the Bern Schlanger Award.

We believe that Dr. Kidron’s qualifications to serve on our Board include her expertise in the Company’s technology, as it is based on her research, as well as her experience and relevant education in the fields of pharmacology and diabetes.

Mr. Leonard Sank was appointed a director in October 2007. Mr. Sank is a South African entrepreneur and businessman, who is devoted to entrepreneurial endeavors and initiatives. He has over 20 years of experience playing important leadership roles in developing businesses. Mr. Sank serves on the boards of various private South African companies as well as non-profit charity organizations.

We believe that Mr. Sank’s qualifications to serve on our Board include his years of experience in development stage businesses, as well as his experience serving as a director of many entities.

Dr. Harold Jacob was appointed a director in July 2008. Since 1998, Dr. Jacob has served as the president of Medical Instrument Development Inc., a company which provides a range of support and consulting services to start-up and early stage companies as well as patenting its own proprietary medical devices. Since 2011, Dr. Jacob has also served as an attending physician at Hadassah University Medical Center, where he has served as the director of the gastrointestinal endoscopy unit since September 2013. Dr. Jacob has advised a spectrum of companies in the past and he served as a consultant and then as the Director of Medical Affairs at Given Imaging Ltd., from 1997 to 2003, a company that developed the first swallowable wireless pill camera for inspection of the intestine. He has licensed patents to a number of companies including Kimberly-Clark Corporation. Since 2014, Dr. Jacob has served as the Chief Medical Officer and a director of NanoVibronix, Inc., a medical device company using surface acoustics to prevent catheter acquired infection as well as other applications, where he served as Chief Executive Officer from 2004 to 2014. He practiced clinical gastroenterology in New York and served as Chief of Gastroenterology at St. John’s Episcopal Hospital and South Nassau Communities Hospital from 1986 to 1995, and was a Clinical Assistant Professor of Medicine at SUNY from 1983 to 1990. Dr. Jacob founded and served as Editor in Chief of Endoscopy Review and has authored numerous publications in the field of gastroenterology.

We believe that Dr. Jacob’s qualifications to serve on our Board include his years of experience in the biomed industry, his experience serving in management roles of various companies, as well as his knowledge and familiarity with gastroenterology.

Dr. Michael Berelowitz was appointed a director in June 2010 and Chairman of our Scientific Advisory Board in June 2011. Since 2011, Dr. Berelowtiz has been self-employed as a biopharmaceutical consultant. From 2009 to 2011, Dr. Berelowitz served as Senior Vice President and Head of Clinical Development and Medical Affairs in the Specialty Care Business Unit at Pfizer, Inc. From 1996 to 2009, he served in various other roles at Pfizer, Inc., beginning as a Medical Director in the Diabetes Clinical Research team and then assuming positions of increasing responsibility. Prior to 1996, Dr. Berelowitz spent a number of years in academia. Dr. Berelowitz also serves on the board of directors of Recro Pharma Inc., a NASDAQ-listed clinical stage specialty pharmaceutical company. Among his public activities, Dr. Berelowitz has served on the board of directors of the American Diabetes Association, the Clinical Initiatives Committee of the Endocrine Society, and has chaired the Task Force on Research of the New York State Council on Diabetes. He has also served on several editorial boards, including the Journal of Clinical Endocrinology and Metabolism and Endocrinology, Reviews in Endocrine and Metabolic Disorders and Clinical Diabetes. Dr. Berelowitz has authored and co-authored more than 100 peer-reviewed journal articles and book chapters in the areas of pituitary growth hormone regulation, diabetes and metabolic disorders. Dr. Berelowitz holds adjunct appointments as Professor of Medicine in the Divisions of Endocrinology and Metabolism at SUNY - Stony Brook and Mt. Sinai School of Medicine in New York.

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We believe that Dr. Berelowitz’s qualifications to serve on our Board include his years of experience in management roles in the pharmaceuticals industry, as well as his vast skill and expertise in the fields of endocrinology and diabetes.

Mr. Gerald Ostrov was appointed a director in September 2012. Mr. Ostrov currently serves on the board of directors of Orasure Technologies Inc., a NASDAQ listed company which develops, manufactures, markets and sells oral fluid diagnostic products and specimen collection devices, is a founder and a member of the board of directors of Adlens Beacon, a privately held company developing self-adjustable reading glasses, serves on the board of directors of the Robert Wood Johnson University Hospital Foundation and serves on the Johnson & Johnson Corporate Contributions Committee. From 2008 to 2010, Mr. Ostrov served as Chairman and Chief Executive Officer of Bausch & Lomb Incorporated, where he helped to stabilize and restructure the business following its privatization. From 1998 to 2006, Mr. Ostrov acted as Company Group Chairman for Johnson & Johnson’s Worldwide Vision Care businesses. Mr. Ostrov began his career with Johnson & Johnson’s Health Care Division in 1976. In 1982, he left Johnson & Johnson to become Vice President of Marketing for Ciba-Geigy’s Consumer Pharmaceuticals Company, where he was named President of Ciba Consumer Pharmaceuticals in 1985 and served in that capacity until rejoining Johnson & Johnson in 1991 as President of the corporation’s Personal Products Company. Mr. Ostrov holds a Bachelor of Science degree with distinction in Industrial Engineering and Operations Research from Cornell University and holds an M.B.A. from Harvard University.

We believe that Mr. Ostrov’s qualifications to serve on our Board include his years of experience in management roles in the pharmaceuticals industry, as well as his experience serving as a director of many entities.

Ms. Yifat Zommer was appointed Chief Financial Officer, Treasurer and Secretary in April 2009. From 2007 to 2008, Ms. Zommer served as Chief Financial Officer of Witech Communications Ltd., a subsidiary of IIS Intelligence Information Systems Ltd., a company operating in the field of video transmission using wireless communications. From April 2006 to April 2007, Ms. Zommer acted as Chief Financial Officer for CTWARE Ltd., a telecommunication company. Prior to that she was an audit manager in Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, where she served for five years. Ms. Zommer holds a Bachelor of Accounting and Economics degree from the Hebrew University, a Business Administration degree (MBA) from Tel-Aviv University and a Masters degree in Law (LL.M.) from Bar-Ilan University, Israel. Ms. Zommer is a certified public accountant in Israel.

Mr. Joshua Hexter was appointed Chief Operating Officer and VP Business Development in April 2013. From 2007 to 2013, Mr. Hexter was a Director or Executive Director in BioLineRx Ltd. (“BioLineRx”), a TASE-listed biopharmaceutical development company dedicated to identifying, in-licensing and developing innovative therapeutic candidates. Prior to his employment with BioLineRx, Mr. Hexter was a member of the board of directors and Chief Executive Officer of Biosensor Systems Design, Inc., a company developing market-driven biosensors. Mr. Hexter holds a bachelor’s degree from the University of Wisconsin and a master’s degree in management from Boston University.

Board of Directors

There are no agreements with respect to the election of directors. Each director is elected for a period of one year at our annual meeting of stockholders and serves until the next such meeting and until his or her successor is duly elected or until his or her earlier resignation or removal. The Board may also appoint additional directors. A director so chosen or appointed will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The Board has determined that Michael Berelowitz, Harold Jacob, Gerald Ostrov and Leonard Sank, are independent as defined under the rules promulgated by NASDAQ. Other than Dr. Berelowitz, none of the independent directors has any relationship with us besides serving on our Board. We have entered into an agreement with Dr. Berelowitz pursuant to which we pay him certain fees as compensation for serving as Chairman of our Scientific Advisory Board. See “Compensation Of Executive Officers and Directors-Director Compensation” for certain information about Dr. Berelowitz.

We have determined that each of the directors is qualified to serve as a director of the Company based on a review of the experience, qualifications, attributes and skills of each director. In reaching this determination, we have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment and to interact effectively with the other directors; and willingness and ability to commit the time necessary to perform the duties of a director.

Board Meeting Attendance

During Fiscal 2014, our Board held nine meetings and took actions by written consent on two occasions. No director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board (during the period for which such director served as a director) and (2) the total number of meetings held by all committees of the Board on which such director served (during the period for which such director served on such committees). Board members are encouraged to attend our annual meetings of stockholders. At the annual meeting of stockholders held on July 23, 2014, five Board members were present.

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Committees

Audit Committee and Audit Committee Financial Expert

The members of our Audit Committee are Leonard Sank, Harold Jacob and Gerald Ostrov. Our Board has determined that Gerald Ostrov is an “audit committee financial expert” as set forth in Item 407(d)(5) of Regulation S-K and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Audit Committee include:

●	Appointing, compensating and retaining our registered independent public accounting firm;

●	Overseeing the work performed by any outside accounting firm;

●	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

●	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee met four times and acted by written consent two times during Fiscal 2014.

Compensation Committee

The members of our Compensation Committee are Leonard Sank, Michael Berelowitz and Gerald Ostrov. The Board has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on the “Investors” section of our website, www.oramed.com. The primary responsibilities of our Compensation Committee include:

●	Reviewing, negotiating and approving, or recommending for approval by our Board of the salaries and incentive compensation of our executive officers;

●	Administering our equity based plans and making recommendations to our Board with respect to our incentive-compensation plans and equity-based plans; and

●	Periodically reviewing and making recommendations to our Board with respect to director compensation.

The Compensation Committee meets as often as it deems necessary, without the presence of any executive officer when approving compensation, except that the Company’s Chief Executive Officer, at the discretion of the Compensation Committee, may be present during the approval of, or deliberations with respect to, other executive officer compensation. The Compensation Committee may delegate any authority granted to it to one or more subcommittees of the Compensation Committee, in its sole discretion.

Our Compensation Committee met three times and acted by written consent one time during Fiscal 2014.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2014, Mr. Sank, Dr. Berelowitz and Mr. Ostrov served as the members of our Compensation Committee. None of the members of our Compensation Committee is, or has been, an officer or employee of ours.

During the last year, none of our Named Executive Officers served as: (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee; (2) a director of another entity, one of whose executive officers served on the compensation committee; or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director on our Board.

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Director Nominations

The Board has not established a nominating committee, nor does it have any charter governing the nomination process. The Board has not established a nominating committee or adopted a charter governing the nomination process because it believes that the Board, of which four of its six members are independent directors, with broad business experience, has the sufficient knowledge to fulfill the functions typically delegated to such committee.

All nominees to the Board are selected and recommended to the Board by a majority of independent directors of the Company. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our independent directors will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders nominating individuals for appointment to our Board. Therefore we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In Fiscal 2014, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. All of the nominees for election at the Annual Meeting are current members of our Board.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct for our senior officers, directors and employees. Our Code of Ethics and Business Conduct is posted on the “Investors” section of our website, www.oramed.com. A printed copy of our Code of Ethics and Business Conduct is also available free of charge to any stockholder who requests a copy. We intend to disclose any amendment to or waiver of a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website and/or in our public filings with the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during Fiscal 2014, we believe that during Fiscal 2014, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements, except as follows:

●	Harold Jacob, a director, failed to timely file a Form 4 reporting his April 14, 2014 acquisition of 700 shares of our common stock. Mr. Jacob filed a Form 4 reporting this transaction on April 18, 2014.

●	Harold Jacob also failed to timely file a Form 4 reporting a sale of an aggregate of 834 shares of our common stock on December 30, 2013. Mr. Jacob filed a Form 4 reporting this transaction on January 29, 2014.

Board Leadership Structure and Role in Risk Oversight

Mr. Nadav Kidron serves as our President, Chief Executive Officer and on our Board. None of our independent directors serves as the lead independent director. We believe that this leadership structure is appropriate to our Company given the current size and operations of the Company.

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Our Board’s, including our Audit and Compensation Committees’, as appropriate, role in risk oversight includes risk analysis and assessment in connection with each financial and business review, update and decision-making proposal and is an integral part of all Board deliberations. Each of our Board Committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each Committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through Committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board’s role in our risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board providing oversight in connection with those efforts.

Stockholder Communications

Although we have not adopted a formal process for stockholder communications with our Board, we believe stockholders should have the ability to communicate directly with the Board so that their views can be heard by the Board or individual directors, as applicable, and that appropriate and timely responses are provided to stockholders. All communications regarding general matters should be directed to the Secretary of the Company at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board or for any particular director(s). If no designation is made, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Corporate Secretary

Oramed Pharmaceuticals Inc.

Hi-Tech Park 2/4 Givat Ram

PO Box 39098

Jerusalem 91390, Israel

Certain Relationships and Related Transactions

During Fiscal 2014, except for compensation arrangements described elsewhere in this proxy statement, we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeded $120,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

Our policy is to enter into transactions with related persons on terms that, on the whole, are no less favorable than those available from unaffiliated third parties. All related person transactions are approved by our Board.

See “Compensation Of Executive Officers And Directors-Director Compensation” for information as to one of our directors and the Chairman of our Scientific Advisory Board, Michael Berelowitz.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2014; (2) discussed with the Independent Auditors the matters required to be discussed by the statement on Auditing Standards No. 16 of the Public Company Accounting Oversight Board; (3) received the written disclosures and the letter from the Independent Auditors required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the Independent Auditors’ communications with the Audit Committee concerning independence and discussed with the Independent Auditors the Independent Auditors’ independence; and (4) considered whether the provision of nonaudit services by the Independent Auditors is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for filing with the SEC.

By the Audit Committee of the Board of Directors of Oramed Pharmaceuticals Inc. Leonard Sank Harold Jacob Gerald Ostrov

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

This section explains the policies and decisions that shape our executive compensation program, including its specific objectives and elements, as it relates to our Named Executive Officers. Our Named Executive Officers for Fiscal 2014 are those four individuals listed in the "Summary Compensation Table" below. The Compensation Committee believes that our executive compensation is appropriately designed to incentivize our named executive officers to work for our long-term prosperity, is reasonable in comparison with the levels of compensation provided by comparable companies, and reflects a reasonable cost. We believe our named executive officers are critical to the achievement of our corporate goals, through which we can drive stockholder value.

The Compensation Committee of our Board is comprised solely of independent directors as defined by NASDAQ and non-employee directors as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee has the authority and responsibility to review and approve the compensation of our Chief Executive Officer (“CEO”), and other executive officers. Other information concerning the structure, roles and responsibilities of our Compensation Committee is set forth in “Committees-Compensation Committee”.

Our executive compensation program and our Named Executive Officers’ compensation packages are designed around the following objectives:

●	attract, hire, and retain talented and experienced executives;

●	motivate, reward and retain executives whose knowledge, skills and performance are critical to our success;

●	focus executive behavior on achievement of our corporate objectives and strategy; and

●	align the interests of management and stockholders by providing management with longer-term incentives through equity ownership.

The Compensation Committee reviews the allocation of compensation components regularly to ensure alignment with strategic and operating goals, competitive market practices and legislative changes. The Compensation Committee does not apply a specific formula to determine the allocation between cash and non-cash forms of compensation. Certain compensation components, such as base salaries, benefits and perquisites, are intended primarily to attract, hire, and retain well-qualified executives. Other compensation elements, such as long-term incentive opportunities, are designed to motivate and reward performance. Long-term incentives are intended to reward Named Executive Officers for our long-term performance and executing our business strategy, and to strongly align Named Executive Officers' interests with those of stockholders.

With respect to equity compensation, the Compensation Committee makes awards to executives under our Amended and Restated 2008 Stock Incentive Plan, or 2008 Plan. Executive compensation is paid or granted based on such matters as the Compensation Committee deems appropriate, including our financial and operating performance and the alignment of the interests of the executive officers and our stockholders.

Elements of Compensation

Our executive officer compensation program is comprised of: (1) base salary or monthly compensation; (2) discretionary bonus; (3) long-term equity incentive compensation in the form of stock option and RSU grants; and (4) benefits and perquisites.

In establishing overall executive compensation levels and making specific compensation decisions for our Named Executive Officers in Fiscal 2014, the Compensation Committee considered a number of criteria, including the executive's position, scope of responsibilities, prior base salary and annual incentive awards and expected contribution.

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Generally, our Compensation Committee reviews and, as appropriate, approves compensation arrangements for the Named Executive Officers from time to time but not less than once a year. The Compensation Committee also takes into consideration the CEO’s recommendations for executive compensation of the other three Named Executive Officers. The CEO generally presents these recommendations at the time of our Compensation Committee's review of executive compensation arrangements.

Base Salary

The Compensation Committee performs a review of base salaries and monthly compensation for our Named Executive Officers from time to time as appropriate. In determining salaries, the Compensation Committee members also take into consideration independent third party market data, such as compensation surveys to industry, individual experience and performance and contribution to our clinical, regulatory, commercial and operational performance. None of the factors above has a dominant weight in determining the compensation of our named executive officers, and our Compensation Committee considers the factors as a whole when considering such compensation. In addition, our Compensation Committee uses comparative data regarding compensation paid by peer companies in order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, and not as part of an analysis or a formula.

In each of Fiscal 2014 and the fiscal year ended August 31, 2013 (“Fiscal 2013”), we conducted an analysis of salaries and monthly compensation received by our Named Executive Officers’ respective counterparts in companies in the biotechnology industry and other comparable companies in Israel and outside of Israel. During Fiscal 2014, the Compensation Committee received consulting services from Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tohmatsu Limited with regard to management compensation. The Committee engaged the consultant solely to collect and analyze data regarding management compensation at other companies comparable to the Company. The consultant collected data from companies in the biomed sector that are publicly traded on The NASDAQ Stock Market, in the biomed sector and having similar (within 50%) market cap, total assets, total revenue, net income, and/or location of operations (in Israel) to the Company. The comparable companies that were chosen by the consultants were Amicus Therapeutics, Inc.; Columbia Laboratories Inc.; Enxo Biochem, Inc.; Navidea Biopharmaceuticals Inc.; Pluristem Therapeutics Inc.; Rexhan Pharmaceuticals, Inc.; Sorrento Therapeutics, Inc.; Stemline Therapeutics, Inc.; and Synergy Pharmaceuticals Inc. The Committee looked at the fixed and variable compensation of each of the comparable Named Executive Officers and for directors.

We believe that a competitive base salary and monthly compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. Base salary and monthly compensation are established in part based on the individual experience, skills and expected contributions to our performance, as well as such executive’s performance during the prior year. Compensation adjustments are made occasionally based on changes in an executive's level of responsibility, company progress or on changed local and specific executive employment market conditions.

In Fiscal 2013, we increased the base salary of Nadav Kidron, our CEO, Miriam Kidron, our Chief Medical and Technology Officer, and Yifat Zommer, our Chief Financial Officer and recruited Joshua Hexter to serve as our the Chief Operating Officer. In Fiscal 2014 our Named Executive Officers' salaries and monthly compensation did not change from the previous year as we believe they fell within the range of salaries received by our Named Executive Officers’ respective counterparts in companies in the biotechnology industry and other comparable companies in Israel.

Performance Based Bonus

Our Named Executive Officers are eligible to receive discretionary annual bonuses based upon performance. The amount of annual bonus to our Named Executive Officers is based on various factors, including, among others, the achievement of scientific and business goals and our financial and operational performance. The committee takes into account the overall performance of the individuals as well as the overall performance of the Company over the period being reviewed and recommendation of management. We do not have a written bonus plan setting forth these criteria in advance. The overall payment is also based on historic compensation of the Named Executive Officers.

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We believe that annual bonuses payable based on the achievement of short-term corporate goals incentivize our Named Executive Officers to create stockholder value and attain short-term performance objectives.

Long-term Equity Incentive Compensation

Long-term incentive compensation allows the Named Executive Officers to share in any appreciation in the value of our common stock. The Compensation Committee believes that stock participation aligns executive officers’ interests with those of our stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level expected to be competitive within the biotechnology industry, as well as with Israeli-based companies. We do not have a formula relating to, and did not conduct any analysis of, the level of awards that is competitive within the biotechnology industry and Israeli-based companies. Awards are made on a discretionary basis and not pursuant to specific criteria set out in advance. In determining the amount of each grant, the Compensation Committee also takes into account the number of shares held by the executive prior to the grant. The vesting schedule for Named Executive Officers is based on monthly installments for periods of no longer than three years. The Compensation Committee believes that time-based vesting encourages recipients to build stockholder value over a long period of time.

RSU awards provide our Named Executive Officers with the right to purchase shares of our common stock at a par value of $0.012, subject to continued employment with our company. In November 2014, the Compensation Committee awarded RSUs for the first time. We chose to grant RSU awards and not options because RSU awards, once vested, always have an immediate financial value to the holder thereof, unlike options where the exercise price might be above the current market price of the shares and therefore not have any intrinsic value to the holder thereof. In addition, because vested RSU awards always have financial value, as opposed to options, we were able to limit the number of securities issued to our Named Executive Officers and other employees, directors and consultants. RSUs generally vest over a period of no longer than three years. The Compensation Committee believes that time-based vesting encourages recipients to build stockholder value over a long period of time.

Benefits and Perquisites

Generally, benefits available to Named Executive Officers are available to all employees on similar terms and include welfare benefits, paid time-off, life and disability insurance and other customary or mandatory social benefits in Israel. We provide our Named Executive Officers with a phone and a company car which are customary benefits in Israel to managers and officers.

During 2014, the Compensation Committee approved the payment to Mr. Kidron of approximately $7,000 per month for a of approximately five-month period during which Mr. Kidron was in the United States. This payment replaced per diem payments for that business travel. The Compensation Committee determined that this amount reflects the difference in the cost of living between Israel and the United States.

We do not believe that the benefits and perquisites described above deviate materially from the customary practice for compensation of executive officers by other companies similar in size and stage of development in Israel. These benefits represent a relatively small portion of the executive officers' total compensation.

Say-on-Pay Vote

Our stockholders approved, on an advisory basis, our executive compensation program at our annual meeting of our stockholders held on July 23, 2014. Besides this approval, we did not seek or receive any specific feedback from our stockholders concerning our executive compensation program during the past year. The Compensation Committee did not specifically rely on the results of the vote in making any compensation-related decisions during Fiscal 2014.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in the Annual Report and in this proxy statement.

Compensation Committee Members: Leonard Sank Michael Berelowitz Gerald Ostrov

Summary Compensation Table

The following table sets forth the compensation earned during the fiscal years ended August 31, 2012, 2013 and 2014 by our President and Chief Executive Officer, our Chief Medical and Technology Officer and our Chief Financial Officer, Treasurer and Secretary, and our Chief Operating Officer and Vice President of Business Development (the “Named Executive Officers”):

Name and Principal Position	Year (1)	Salary ($) (2)	Bonus ($) (2)(3)	Option Awards ($) (4)	All Other Compensation ($) (2)(5)	Total ($)
Nadav Kidron	2014	261,338	120,000	390,696	31,770	803,804
President and CEO and	2013	182,510	60,000	-	29,152	271,662
director (6)	2012	159,136	-	186,783	17,989	363,908

Miriam Kidron	2014	206,315	65,000	390,696	12,076	676,739
Chief Medical and Technology Officer	2013	168,410	20,000	-	14,728	200,486
and director (7)	2012	159,136	-	186,783	13,200	359,119

Yifat Zommer	2014	143,769	50,000	-	39,806	233,575
Chief Financial Officer,	2013	83,387	15,000	-	29,086	127,473
Treasurer and Secretary	2012	58,686	-	136,233	29,719	224,639

Joshua Hexter	2014	174,162	25,000	-	42,857	242,019
Chief Operating Officer and VP Business Development(8)	2013	48,426	-	519,785	10,019	578,230

(1)	The information is provided for each fiscal year, which begins on September 1 and ends on August 31.
(2)	Amounts paid for Salary, Bonus and All Other Compensation were originally denominated in NIS and were translated into U.S. Dollars at the then current exchange rate for each payment.
(3)	Bonuses were granted at the discretion of the Compensation Committee.
(4)	The amounts reflect the grant date fair value, as calculated pursuant to FASB ASC Topic 718, of these option awards. The assumptions used to determine the fair value of the option awards for fiscal years ended August 31, 2014, 2013 and 2012 are set forth in Note 9 to our audited consolidated financial statements included in the Annual Report. Our Named Executive Officers will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.
(5)	See “All Other Compensation Table” below.
(6)	Mr. Kidron receives compensation from Oramed Ltd. through KNRY, Ltd., an Israeli entity owned by Mr. Kidron (“KNRY”). See “-Employment and Consulting Agreements” below.
(7)	Dr. Kidron receives compensation from Oramed Ltd. through KNRY. See “-Employment and Consulting Agreements” below.
(8)	Mr. Hexter joined the Company in April 2013 and his base salary for Fiscal 2013 was $128,000.

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All Other Compensation Table

The “All Other Compensation” amounts set forth in the Summary Compensation Table above consist of the following:

Name	Year	Automobile- Related Expenses ($)	Manager’s Insurance* ($)	Education Fund* ($)	Business Travel** ($)	Total ($)
Nadav Kidron	2014	13,050	--	--	18,720	31,779
	2013	11,992	--	--	17,160	29,152
	2012	17,989	--	--	--	17,989

Miriam Kidron	2014	14,728	--	--	--	14,728
	2013	12,076	--	--	--	12,076
	2012	13,200	--	--	--	13,200

Yifat Zommer	2014	15,440	16,263	8,103	--	39,806
	2013	10,507	12,416	6,163	--	29,086
	2012	12,976	11,024	5,719	--	29,719

Joshua Hexter	2014	12,784	20,157	9,916	--	42,857
	2013	3,536	3,998	2,485	--	10,019

*	Manager’s insurance and education funds are customary benefits provided to employees based in Israel. Manager’s insurance is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes.

**	Business travel represent the addition compensation of approximately $5,000 and $4,000 per month in Fiscal 2014 and 2013, respectively, for the period during which Mr. Kidron was in the United States. This payment was in addition to per diem payments for that business travel. The Compensation Committee determined that this amount reflects the difference in the cost of living between Israel and the United States.

Employment and Consulting Agreements

On July 1, 2008, Oramed Ltd. entered into a consulting agreement with KNRY, whereby Mr. Nadav Kidron, through KNRY, provides services as President and Chief Executive Officer of both the Company and Oramed Ltd. (the “Nadav Kidron Consulting Agreement”). Additionally, on July 1, 2008, Oramed Ltd. entered into a consulting agreement with KNRY whereby Dr. Miriam Kidron, through KNRY, provides services as Chief Medical and Technology Officer of both the Company and Oramed Ltd. (the “Miriam Kidron Consulting Agreement”). We refer to the Miriam Kidron Consulting Agreement and Nadav Kidron Consulting Agreement collectively as the Consulting Agreements.

The Consulting Agreements are both terminable by either party upon 60 days prior written notice. The Consulting Agreements provide that KNRY (1) will be paid, under each of the Consulting Agreements, in a gross amount of NIS 50,400 per month and (2) will be reimbursed for reasonable expenses incurred in connection with performance of the Consulting Agreements. Pursuant to the Consulting Agreements, KNRY, Nadav Kidron and Miriam Kidron each agree that during the term of the Consulting Agreements and for a 12 month period thereafter, none of them will compete with Oramed Ltd. nor solicit employees of Oramed Ltd.

On July 17, 2013, the Consulting Agreements were amended, such that the monthly consulting fee was increased to NIS 75,000 and NIS 60,000 for the services of Nadav Kidron and Miriam Kidron, respectively, effective July 1, 2013.

We, through Oramed Ltd., have entered into an employment agreement with Yifat Zommer as of April 19, 2009, pursuant to which Ms. Zommer was appointed as Chief Financial Officer, Treasurer and Secretary of the Company and Oramed Ltd. In accordance with the employment agreement, as amended, Ms. Zommer’s current gross monthly salary is NIS 31,460. In addition, Ms. Zommer is provided with a cellular phone and a company car pursuant to the terms of her agreement.

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We, through Oramed Ltd., have entered into an employment agreement with Joshua Hexter as of April 14, 2013, pursuant to which Mr. Hexter was appointed as Chief Operating Officer and VP Business Development of the Company and Oramed Ltd. In accordance with the employment agreement, Mr. Hexter’s current gross monthly salary is NIS 38,500. In addition, Mr. Hexter is provided with a cellular phone and a company car pursuant to the terms of his agreement.

We have entered into indemnification agreements with our directors and officers pursuant to which we agreed to indemnify each director and officer for any liability he or she may incur by reason of the fact that he or she serves as our director or officer, to the maximum extent permitted by law.

Potential Payments upon Termination or Change-in-Control

We have no plans or arrangements in respect of remuneration received or that may be received by our named executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change-in- control) or a change of responsibilities following a change-in-control.

Pension, Retirement or Similar Benefit Plans

We have no arrangements or plans under which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options, RSUs or restricted shares at the discretion of our Compensation Committee in the future.

Grants of Plan-Based Awards

The following table shows grants of plan-based equity awards made to our NEOs during fiscal 2014: Neither Ms. Zommer nor Mr. Hexter received any awards during Fiscal 2014.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Nadav Kidron	4/9/14	47,134	12.45	390,695
Miriam Kidron	4/9/14	47,134	12.45	390,695

(1)	These options were granted under our 2008 Plan and vested with respect to 15,710 shares of common stock on April 30, 2014 and the remainder vests in eight equal monthly installments, commencing on May 31, 2014. These options have an expiration date of April 9, 2024.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers as of August 31, 2014.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Nadav Kidron	72,000	(1)	-		6.48	5/7/18
	72,000	(2)	-		5.88	4/20/20
	72,000	(3)	-		4.08	8/8/22
	31,422	(4)	15,712	(7)	12.45	4/9/24

Miriam Kidron	72,000	(1)	-		6.48	5/7/18
	72,000	(2)	-		5.88	4/20/20
	72,000	(3)	-		4.08	8/8/22
	31,422	(4)	15,712	(7)	12.45	4/9/24

Yifat Zommer	33,334	(5)	-		5.64	10/19/19
	43,750	(6)	7,000	(5)	4.08	8/8/22

Joshua Hexter	46,200	(7)	54,600	(6)	7.88	3/14/23

(1)	On May 7, 2008, 72,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $6.48 per share; 12,000 of such options vested immediately on the date of grant and the remainder vested in twenty equal monthly installments, commencing on June 30, 2008. The options have an expiration date of May 7, 2018.
(2)	On April 21, 2010, 72,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $5.88 per share; 9,000 of such options vested immediately on the date of grant and the remainder vested in twenty-one equal monthly installments, commencing on May 31, 2010. The options have an expiration date of April 20, 2020.
(3)	On August 8, 2012, 72,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $4.08 per share; 21,000 of such options vested immediately on the date of grant and the remainder vested in seventeen equal monthly installments, commencing on August 31, 2012. The options have an expiration date of August 8, 2022.
(4)	On April 9, 2014, 47,134 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $12.45 per share; 15,710 of such options vested on April 30, 2014 and the remainder vests in eight equal monthly installments, commencing on May 31, 2014. The options have an expiration date of April 9, 2024.
(5)	On June 3, 2009, 33,334 options were granted to Yifat Zommer under the 2008 Plan at an exercise price of $5.64 per share; the options vest in three equal annual installments, commencing October 19, 2010, and expire on October 19, 2019.
(6)	On August 8, 2012, 50,750 options were granted to Yifat Zommer under the 2008 Plan at an exercise price of $4.08 per share; the options vested in twenty-nine equal monthly installments, commencing on August 31, 2012, and expire on August 8, 2022.
(7)	On April 14, 2013, 100,800 options were granted to Joshua Hexter under the 2008 Plan at an exercise price of $7.88 per share; the options vest in 35 consecutive equal installments during a 3-year period commencing on May 31, 2013, and two installments of 1,400 each, that will vest on April 30, 2013 and April 14, 2016, and expire on April 14, 2023.

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Options Exercised and Stock Vested

The following table sets forth information with respect to the Named Executive Officers concerning the exercise of stock options or similar instruments during Fiscal 2014. Other than Dr. Kidron, none of our Named Executive Officers exercised any options or similar instruments or had any stock grants that vested.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Miriam Kidron(1)	280,114	2,799,757

(1)	On August 14, 2007, we granted Dr. Miriam Kidron a warrant to purchase up to 280,114 shares of our common stock at an exercise price of $.012 per share; the warrant vested immediately and had an expiration date of December 31, 2012. On August 8, 2012, our Board resolved to extend the term of Dr. Kidron’s warrant until August 6, 2014.

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Equity Compensation Plan Information

The following table sets forth additional information with respect to our equity compensation plans (consisting solely of the 2008 Plan) as of August 31, 2014:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weight- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,036,289	$6.72	393,642
Equity compensation plans not approved by security holders	--	--	--
Total	1,036,289	$6.72	393,642

In addition, as set forth above in “-Options Exercised and Stock Vested”, on August 14, 2007, we granted Dr. Miriam Kidron a warrant to purchase up to 280,114 shares at an exercise price of $0.012 per share; the warrant vested immediately and had an expiration date of August 14, 2012. On August 8, 2012, our Board resolved to extend the term of Dr. Kidron’s warrant until August 6, 2014. The warrant was exercised in full during Fiscal 2014. The warrant was not governed by the 2008 Plan.

Director Compensation

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2014:

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards (2)(3) ($)	All Other Compensation ($)		Total ($)
Nadav Kidron (1)	-	-	-		-
Miriam Kidron (1)	-	-	-		-
Leonard Sank	10,000	90,028	-		100,028
Harold Jacob	10,000	90,028	-		100,028
Michael Berelowitz	10,000	84,719	26,664	(4)	121,383
Gerald Ostrov	10,000	90,411	-		100,411

(1)	Please refer to the Summary Compensation Table for executive compensation with respect to the named individual.
(2)	The amounts reflect the grant date fair value, as calculated pursuant to FASB ASC Topic 718, of these option awards. The assumptions used to determine the fair value of the option awards for Fiscal 2014 are set forth in Note 9 to our audited consolidated financial statements included in the Annual Report. Our directors will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.
(3)	At August 31, 2014, our non-employee directors held options to purchase shares of our common stock as follows:

Name of Director	Aggregate Number of Shares Underlying Stock Options
Leonard Sank	58,094
Harold Jacob	58,094
Michael Berelowitz	31,994
Gerald Ostrov	33,094

(4)	Michael Berelowitz serves as the Chairman of our Scientific Advisory Board. In this role, Dr. Berelowitz is actively involved in our scientific decisions, clinical strategy, and partnership negotiations. Dr. Berelowitz was paid a fee of $3,333 per month from December 1, 2013 to August 31, 2014, and prior to that he was compensated at an hourly rate of $300, up to $1,500 per day, as compensation for serving in this position.

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Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Each independent director is entitled to receive as remuneration for his or her service as a member of the Board a sum equal to $10,000 per annum, to be paid quarterly and shortly after the close of each quarter. Our executive officers did not receive additional compensation for service as directors. The Board may award special remuneration to any director undertaking any special services on behalf of us other than services ordinarily required of a director. Beginning December 1, 2014, our directors will receive an annual compensation of $12,000.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Other than indicated above, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments during Fiscal 2014.

PROPOSAL 2:

RATIFICATION OF AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the reappointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the 2015 fiscal year. The Independent Auditors serve as the auditor of our controlled subsidiary as well. The Independent Auditors have no other relationship with us or with any of our affiliates, except as auditors and tax consultants. A representative of the Independent Auditors will not be present at the Annual Meeting.

  The aggregate fees billed by Kesselman & Kesselman, independent registered public accounting firm, and member firm of PricewaterhouseCoopers International Limited, for services rendered to us during the fiscal years ended August 31, 2014 and 2013:

Summary:	2014	2013
Audit Fees(1)	$91,000	$100,000
Audit-Related Fees	--	--
Tax Fees(2)	5,000	10,000
All Other Fees	--	--
Total Fees	$96,000	$110,000

(1)	Amount represents fees paid for professional services for the audit of our consolidated annual financial statements, review of our interim condensed consolidated financial statements included in quarterly reports, audit of our internal control over financial reporting, assistance with review of our response to SEC comments on our Annual Report on Form 10-K for the fiscal year ended August 31, 2013 and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Amount represents fees paid for consulting services to assist us with our implementation of FASB ASC Topic 740-10 (formerly FIN 48), “Income Taxes,” relating to uncertain tax positions.

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SEC rules require that before the Independent Auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be: (1) pre-approved by our Audit Committee; or (2) entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and entitled to vote on Proposal 2 is required for the ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the 2015 fiscal year.

The Board unanimously recommends that you vote “FOR” re-appointment of the Independent Auditors.

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. If any other business is properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2016 Annual Meeting of Stockholders must be received by the Company’s Secretary at the Company’s principal executive offices at Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, 91390, Israel, no later than March 8, 2016, and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

Pursuant to Rule 14a-4 under the Exchange Act, stockholder proxies obtained by our Board in connection with our 2016 Annual Meeting of Stockholders will confer on the named proxies discretionary authority to vote on any matters presented at such annual meeting which were not included in the Company’s proxy statement in connection with such annual meeting, unless notice of the matter to be presented at such annual meeting is provided to the Company’s Secretary by May 23, 2016.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers, banks and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of our Annual Report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at + 972-2-566-0001.

By Order of the Board of Directors,
/s/ Nadav Kidron
Nadav Kidron President, Chief Executive Officer and Director

Jerusalem, Israel

July 7, 2015

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ORAMED PHARMACEUTICALS INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 11, 2015

PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Nadav Kidron, President and Chief Executive Officer, Yifat Zommer, Chief Financial Officer, and Gerald Ostrov, a director of the Company, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the shares of common stock in Oramed Pharmaceuticals Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019, on August 11, 2015 at 11:00 a.m. (Eastern time), and at any adjournments or postponements thereof, upon the following matters, which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Meeting.

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy Card will be voted “FOR” Proposals 1 and 2. Any and all proxies heretofore given by the undersigned are hereby revoked.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

Proposal 1:	To re-elect the following directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal:

1.1.	Nadav Kidron	☐ For	☐ Against	☐ Abstain
1.2.	Miriam Kidron	☐ For	☐ Against	☐ Abstain
1.3.	Leonard Sank	☐ For	☐ Against	☐ Abstain
1.4.	Harold Jacob	☐ For	☐ Against	☐ Abstain
1.5.	Michael Berelowitz	☐ For	☐ Against	☐ Abstain
1.6.	Gerald Ostrov	☐ For	☐ Against	☐ Abstain

Proposal 2:	To ratify the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2015.

☐ For	☐ Against	☐ Abstain

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company relating to the Meeting.

Date: ___________, 2015
Signature of Stockholder

Date: ___________, 2015
Signature of Stockholder

PLEASE RETURN THE SIGNED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.